UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 1999

LIFEPOINT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE #33-0539168

(State or other jurisdiction of (I.R.S. Employer

incorporation or organization) Identification Number)

1205 S. Dupont Street, Ontario, California 91761

(Address of Principal Executive Offices) (Zip Code)

(909) 418-3000

Registrant's Telephone Number, Including Area Code

Item 5. Other Information

LifePoint, Inc. issued a letter to stockholders on May 30, 2001 to announce current status of the company, its product development and marketing efforts. The shareholder letter is included in its entirety as Exhibit 99.1.

Item 7. Exhibits

    Exhibits

99.1 Shareholder letter issued on May 30, 2001

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

LIFEPOINT, INC.

(Registrant)

Date: May 30, 2001 By /s/ Michele A. Clark

Michele A. Clark

Controller and Chief

Accounting Officer